                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to sec. 240.14a-11(c) or 240.14a-12

                            MICRO LINEAR CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]     $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(1)(2)
        or  Item 22(a)(2)  of Schedule 14A.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):*

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

                              [MICRO LINEAR LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Micro Linear Corporation, a Delaware corporation (the "Company"), will be held on Thursday, August 9, 2001, at 10:00 a.m. local time, at the Marriott Hotel, 2700 Mission College Blvd., Santa Clara, California, for the following purposes:

     1. To elect five directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To amend the Company's 1991 Stock Option Plan to extend the expiration date of the plan.

     3. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the 2001 fiscal year.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on June 22, 2001 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ J. Robert Suffoletta

                                          J. Robert Suffoletta,
                                          Secretary

San Jose, California
June 25, 2001

     IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                            MICRO LINEAR CORPORATION
                              2092 CONCOURSE DRIVE
                           SAN JOSE, CALIFORNIA 95131

                            PROXY STATEMENT FOR 2001

                         ANNUAL MEETING OF STOCKHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of Micro Linear Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, August 9, 2001, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Marriott Hotel, 2700 Mission College Blvd., Santa Clara, California.

     The proxy solicitation materials will be mailed on or about June 29, 2001 to all stockholders of record on June 22, 2001 (the "Record Date").

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company at the above address of the Company written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a particular proposal.

     The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone, facsimile or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders of the Company may submit proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the annual meeting of stockholders to be held in the year 2002, stockholder proposals must be received by the Secretary of the Company no later than February 22, 2002, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the 2002 annual meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company at a reasonable time before the mailing of the 2002 proxy. A copy of the full text of the Bylaw provision discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Micro Linear Corporation, 2092 Concourse Drive, San Jose, California 95131, Attention: Corporate Secretary.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder proposal brought before the annual meeting fails to comply with the above notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the Annual Meeting.

     The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

     Stockholders of record at the close of business on June 22, 2001 are entitled to notice of the meeting and to vote at the meeting. At June 22, 2001, 11,894,010 shares of the Company's Common Stock, $0.001 par value per share, were issued, outstanding and eligible to be voted at the meeting. The following table sets forth the beneficial ownership of the Company's Common Stock as of June 22, 2001, by each of the holders of more than five percent of the Company's outstanding Common Stock:

                     NAME                       NUMBER OF SHARES    PERCENT OF TOTAL
                     ----                       ----------------    ----------------
Dimensional Fund Advisors, Inc.(1)............      877,200               7.38
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

---------------
(1) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2000, and subsequent information available to the Company.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of five directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The five candidates receiving the highest number of "FOR" votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

              NAME                 AGE                     PRINCIPAL OCCUPATION
              ----                 ---                     --------------------
David L. Gellatly................  57     Chairman of the Board of Directors, President and Chief
                                          Executive Officer of the Company
James J. Harrison................  58     Private Investor
William B. Pohlman...............  58     Chairman of the Board of Directors and Chief Technology
                                          Officer, Primarion
Timothy R. Richardson............  44     Executive Vice President, Business Development,
                                          Bandwidth9
Joseph D. Rizzi..................  57     Private Investor

     Except as set forth below, each nominee has been engaged in his principal occupation described above during the past five years. There is no family relationship among any directors or executive officers of the Company.

     Mr. Gellatly has been a director of the Company since December 1997, and has served as Chief Executive Officer, President and Chairman of the Board since January 1999. From 1982 to 1999 Mr. Gellatly was the principal of New Technology Marketing, a high technology marketing consulting company. Clients included Lucent Technology, IBM, National Semiconductor, Cyrix, Intel Corporation, Apple Corporation, and Siemens. Prior to 1982, Mr. Gellatly worked at Intel Corporation for five years, where he served in various marketing management positions in the microprocessor operation. Mr. Gellatly received his MSEE from the University of Minnesota.

     Mr. Harrison has been a director of the Company since April 2000. He is currently a private investor. He was a General Partner in Geo Capital Partners, a venture capital firm, from 1985 to 1998.

     Mr. Pohlman has been a director of the Company since April 1999. Mr. Pohlman has been Chairman and Chief Technology Officer of Primarion, Inc. since December 1999. From 1985 to 1999, he held various management positions with Intel Corporation, including positions as Vice President, Microprocessor Group and Director of Development Efficiency Programs.

     Mr. Richardson has been a director of the Company since March 2000. He was a co-founder of VeriFiber Technologies, a Georgia company involved in the development and production of optical components and systems, and became President of VeriFiber Technologies in January 1997. He became Executive Vice President, Business Development of Bandwidth9 when VeriFiber Technologies and Bandwidth9 merged in August 2000. He currently sits on the Technology Advisory Board for Real Chip. From 1984 to 1997, Mr. Richardson held various management positions with Beacon Electronics, an electronics manufacturer's representative company, including the position of Vice President.

     Mr. Rizzi has been a director of the Company since January 1997. From 1986 through 1996, Mr. Rizzi served as a general partner of Matrix Partners, a venture capital firm. Mr. Rizzi also serves as a member of the board of directors of Veritas Software Corp., a developer of storage management software.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held eight meetings during fiscal
2000.

     The Audit Committee, which in fiscal 2000 consisted of James Harrison and Timothy Richardson, held two meetings during fiscal 2000. On October 31, 2000 Joseph Rizzi was elected to serve on the Audit Committee. The Audit Committee reviews the financial statements and the internal financial reporting system and controls of the Company with the Company's management and independent auditors, recommends resolutions for any dispute between the Company's management and its auditors, and reviews other matters relating to the relationship of the Company with its auditors.

     The Compensation Committee, which in fiscal 2000 consisted of and currently consists of Joseph Rizzi and William Pohlman, held two meetings during fiscal 2000. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policies and administers the Company's stock option plans and employee stock purchase plan.

     The Board of Directors currently has no nominating committee or committee performing a similar function.

     Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 2000 and (ii) the total number of meetings held by all committees of the Board of Directors during fiscal 2000 on which such director served.

COMPENSATION OF DIRECTORS

     Directors receive no cash remuneration for serving on the Board of Directors. Non-employee directors participate in Company's 1994 Director Option Plan (the "Director Plan"). Under the Director Plan, as amended at the Company's annual meeting on June 7, 2000, each non-employee director who joins the Board is automatically granted a nonstatutory option to purchase 50,000 shares of Common Stock on the date upon which such person first becomes a director (the "Initial Grant"). In addition, under the Director Plan, as amended at the Company's annual meeting on June 7, 2000, each non-employee director automatically receives a nonstatutory option to purchase 10,000 shares of Common Stock upon such director's annual re-election to the Board, provided the director has been a member of the Board for at least six months upon the date of re-election (the "Annual Grant"). The exercise price of each option granted under the Director Plan must be equal to the fair market value of the Common Stock on the date of grant. The Initial Grant vests at the rate of twenty-five percent (25%) of the option shares upon the first and second anniversaries of the date of grant and 1/48 of the option shares per month thereafter and the Annual Grant vests monthly over a twelve month period. Options granted under the Director Plan have a term of ten years unless terminated sooner, whether upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan.

     Mr. Richardson received an Initial Grant of 10,000 shares at an exercise price of $8.50 per share on March 31, 2000. Mr. Harrison received an Initial Grant of 10,000 shares at an exercise price of $6.25 per share on April 18, 2000. To bring their Initial Grants up to the amended number of shares approved by the shareholders on June 7, 2000, Mr. Richardson and Mr. Harrison each received an additional grant of 40,000 shares on June 7, 2000, at an exercise price of $6.9375 per share. Messrs. Pohlman and Rizzi each received an Annual Grant of 10,000 shares at an exercise price of $6.9375 per share on June 7, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2000 the Compensation Committee of the Board of Directors consisted of Mr. Rizzi and Mr. Pohlman, neither of whom is an officer or employee of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                                  PROPOSAL TWO

                APPROVAL OF AMENDMENT TO 1991 STOCK OPTION PLAN

     The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1991 Stock Option Plan (the "Option Plan"). The Option Plan expired by its terms on May 22, 2001. As of May 22, 2001, 1,253,037 shares remained unissued under the Option Plan, and will be available for future issuance if this proposal is approved.

     At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Option Plan to extend the term of the plan by ten years, from its current expiration date of

May 22, 2001 to May 22, 2011. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

     Options granted under the Option Plan are intended to meet the requirements of being performance-based within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Option Plan provides that no employee shall be granted, in any fiscal year of the Company, options to purchase more than 250,000 shares of Common Stock. For a description of the principal features of the Option Plan, see "Appendix A -- 1991 Stock Option Plan."

VOTE REQUIRED FOR APPROVAL

     The approval of the amendment to the Option Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting. An abstention will have the same effect as a vote against the proposal.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE OPTION PLAN TO EXTEND THE TERM THEREOF.

                                 PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent auditors, to audit the financial statements of the Company for the 2001 fiscal year. This nomination is being presented to the stockholders for ratification at the meeting. PricewaterhouseCoopers has served as the Company's independent auditors since March 1997. Information regarding fees billed to the Company by PricewaterhouseCoopers LLP can be found in the Report of the Audit Committee of the Board of Directors, below. A representative of PricewaterhouseCoopers is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to ratify the Board's selection. If the stockholders reject the nomination, the Board will reconsider its selection.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

                             ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of June 22, 2001 (i) by each director of the Company, (ii) by the Company's Chief Executive Officer during fiscal 2000 and the four other most highly compensated executive officers employed by the Company at the end of fiscal 2000 (such officers are collectively referred to as the "Named Executive Officers") and (iii) by all current directors and executive officers as a group:

                                                           NUMBER OF    PERCENT
                          NAME                             SHARES(1)    OF TOTAL
                          ----                             ---------    --------
David L. Gellatly(2).....................................   352,683       3.0%
Joseph D. Rizzi(3).......................................   147,600       1.2
W. Kurt Dobson...........................................   118,507       1.0
Ronald K. Bell...........................................    83,964         *
David C. Neubauer(4).....................................    69,500         *
James J. Harrison(5).....................................    29,500         *
Michael W. Schradle(6)...................................    26,000         *
William B. Pohlman(7)....................................    23,133         *
Timothy A. Richardson....................................    12,500         *
All officers and directors as a group (9 persons)........   863,387       7.3%

---------------
 *  Less than 1%.

(1) Unless otherwise noted below, total shares listed are issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of June 22, 2001. Percentage of total is based on the number of shares outstanding (11,894,010) at the Record Date.

(2) Includes 339,083 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of June 22, 2001.

(3) Includes 39,000 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of June 22, 2001.

(4) Includes 68,750 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of June 22, 2001.

(5) Includes 12,500 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of June 22, 2001.

(6) Includes 25,000 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of June 22, 2001.

(7) Includes 15,833 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of June 22, 2001.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning compensation paid to the Named Executive Officers during the Company's last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                               ANNUAL COMPENSATION          ------------
                                          ------------------------------    STOCK OPTION
                                          FISCAL                               GRANTS          ALL OTHER
      NAME AND PRINCIPAL POSITION          YEAR      SALARY      BONUS      (NO. SHARES)    COMPENSATION(1)
      ---------------------------         ------    --------    --------    ------------    ---------------
David L. Gellatly(2)....................   2000     $330,000    $115,500           --           $45,489
  Chief Executive Officer                  1999      309,695     115,500      500,000            40,271
Ronald K. Bell(4).......................   2000      222,457      13,500      100,000             7,755
  Senior Vice President, Engineering       1999      130,765      26,700      100,000             5,671
W. Kurt Dobson(5).......................   2000      130,769          --      287,014             2,527
  Vice President, Salt Lake City Design
  Center
David C. Neubauer(6)....................   2000      199,992      13,500       50,000             6,344
  Vice President, Sales                    1999      123,072      27,300      100,000             4,142
Michael W. Schradle(3)..................   2000       85,385          --      100,000             6,577
  Chief Financial Officer

---------------
(1) Represents premiums paid by the Company for long term disability insurance and life insurance for each of the Named Executive Officers, and Company contributions to Named Officers' 401(k) Plan accounts. Also includes, with respect to Mr. Gellatly, payments of $35,181 in 2000 and $27,803 in 1999 for living expenses.

(2) Mr. Gellatly became Chief Executive Officer of the Company in January 1999. He has served on the Board of Directors since December 1997.

(3) Mr. Schradle became Chief Financial Officer of the Company in July 2000.

(4) Mr. Bell was hired as Vice President, Communications Products in April 1999. He became Senior Vice President of Engineering in May 2000.

(5) Mr. Dobson became Vice President of the Salt Lake City Design Center in April 2000.

(6) Mr. Neubauer became Vice President of Sales in May 1999.

OPTION INFORMATION

     The following tables set forth information regarding stock options granted to the Named Executive Officers during fiscal 2000, as well as options held by such officers as of December 31, 2000, the last day of the Company's 2000 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                           POTENTIAL REALIZABLE VALUES AT
                                        INDIVIDUAL GRANTS(1)                  ASSUMED-ANNUAL-RATES OF
                            --------------------------------------------      STOCK-PRICE-APPRECIATION
                                      % OF TOTAL   EXERCISE                 (THROUGH EXPIRATION DATE)(3)
                            OPTION     OPTIONS      PRICE     EXPIRATION   ------------------------------
           NAME             GRANTS     GRANTED      ($/SH)       DATE           5%               10%
           ----             -------   ----------   --------   ----------   -------------    -------------
David L. Gellatly.........       --       --            --           --               --               --
Ronald K. Bell............   25,000      1.2         8.625      1/31/10       135,605.40       343,650.72
                             75,000      3.5        4.9375      5/26/10       232,887.54       590,182.76
W. Kurt Dobson(2).........  187,014      8.8          2.06      4/24/10     1,709,055.60     2,949,580.96
                            100,000      4.7        4.9375      5/26/10       310,516.72       786,910.34
David C. Neubauer.........   25,000      1.2         8.625      1/31/10       135,605.40       343,650.72
                             25,000      1.2         7.125      7/19/10       112,021.86       283,885.38
Michael W. Schradle.......  100,000      4.7          6.50      7/14/10    $  408,781.51    $1,035,932.59

---------------
(1) All options were granted under the Company's 1991 Stock Option Plan (the "Option Plan") or the Company's 1998 Non-qualified Stock Option Plan and are subject to the terms of such plan. Unless otherwise noted, options vest cumulatively to the extent of 25% of the shares subject to the option on the first anniversary of the date of grant, 25% of the shares subject to the option on the second anniversary of the date of grant, and an additional 1/48 of the shares subject to the option at the end of each one-month period thereafter.

(2) The grant of 187,014 shares to Kurt Dobson vests cumulatively to the extent of 50% of the shares subject to the option on the first anniversary of the date of grant, and 50% of the shares subject to the option on the second anniversary of the grant.

(3) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for the Company's Common Stock.

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table shows information about option exercises during fiscal 2000, and the value of unexercised options at the end of fiscal 2000. Value at fiscal year end is measured as the difference between the exercise price and fair market value on December 31, 2000, which was $4.00.

                                                                                     DOLLAR VALUE OF
                                                        NUMBER OF UNEXERCISED          UNEXERCISED
                                                          OPTIONS AT FISCAL       IN-THE-MONEY OPTIONS
                                                             YEAR END(1)           AT FISCAL YEAR END
                                  SHARES      VALUE     ---------------------   -------------------------
             NAME                EXERCISED   REALIZED    VESTED     UNVESTED      VESTED       UNVESTED
             ----                ---------   --------   --------    ---------   ----------    -----------
David L. Gellatly..............     --         --       264,500      252,500    $     0.00    $      0.00
Ronald K. Bell.................     --         --        25,000      175,000    $14,062.50    $ 42,187.50
W. Kurt Dobson.................     --         --            --      287,014    $     0.00    $362,807.16
David C. Neubauer..............     --         --        25,000      125,000    $21,875.00    $ 65,625.00
Michael W. Schradle............     --         --            --      100,000    $     0.00    $      0.00

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee sets, reviews and administers the executive compensation program of the Company. The role of the Compensation Committee is to establish and recommend salaries and other compensation paid to executive officers of the Company and to administer the Company's stock option plans and employee stock purchase plan. The Company's Board of Directors reviews and approves all stock option grants to employees (other than grants made by the Stock Option Approval Committee) and all executive officer base salaries and cash bonus payments.

     Compensation Philosophy. The Company's compensation philosophy is that cash compensation must (a) be competitive with other semiconductor companies of comparable size in order to help motivate and retain existing staff and (b) provide a strong incentive to achieve specific Company goals. The Company believes that the use of stock options as a long-term incentive links the interests of the employees to that of the stockholders and motivates key employees to stay with the Company to a degree that is critical to the Company's long-term success.

     Components of Executive Compensation. The principal cash components of executive compensation are base salary and cash bonuses. The equity component consists of stock options.

     Base salary is set for executives commensurate with each officer's level of responsibility and within the parameters of companies of comparable size within the Company's industry. The Compensation Committee conducts an annual survey of companies in the Company's industry to determine whether the Company's executive base compensation is within the competitive range. In 1999, the Compensation Committee determined that executive officer salaries should be reviewed on a calendar-year basis. Ronald Bell's base monthly salary changed from $16,667 to $20,000 in May 2000, when he was elected to hold the office of Senior Vice President, Engineering. No other officer's salary changed in 2000 from the base monthly salaries for fiscal 1999.

     It is the policy of the Company that variable, at-risk bonus compensation should comprise a meaningful portion of the annual executive compensation and should be determined by the performance of each executive officer, based on stated individual goals and the overall earnings performance of the Company. For each executive officer, a target bonus award is established each fiscal year. The actual bonus award for executive officers, other than Mr. Gellatly, is determined by the Chief Executive Officer, with review by the Compensation Committee, and paid annually. For Mr. Gellatly, the actual bonus payment is determined by the Compensation Committee, and paid annually. During fiscal 2000, the target annual bonus for executive officers ranged from $60,000 to $100,000, and the annual target bonus for Mr. Gellatly, the Chief Executive Officer, was $330,000.

     Stock options are generally granted when an executive joins the Company and on an annual basis thereafter. The options granted to each executive vest over a four-year period. In addition to the stock option program, executives are eligible to participate in the Company's 1994 Employee Stock Purchase Plan (the "Purchase Plan") pursuant to which stock may be purchased at 85% of the lower of the fair market value at the beginning and end of each offering period.

     Other elements of executive compensation include a supplemental life insurance program, supplemental long-term disability insurance, Company-wide medical benefits and the ability to defer compensation pursuant to a 401(k) plan. The Company matches annual contributions under the 401(k) plan up to a maximum of $2,080.

     The Company's Chief Executive Officer does not receive any other special or additional compensation other than as described herein or in the Summary Compensation Table.

     The Compensation Committee has considered the impact of Section 162(m) of the Code, and the regulations promulgated thereunder (the "Section"). The Section disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Compensation Committee believes that any options granted under the Option Plan will meet the requirements of being performance-based, the Compensation Committee believes that the Section to date has not reduced and in the future will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Compensation Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

                                          THE COMPENSATION COMMITTEE
                                                 Joseph D. Rizzi
                                                 William Pohlman

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring the compliance with laws and regulations. The Company's management has primary responsibility for preparing financial statements and the financial reporting process.

     The Audit Committee is composed of three non-employee members, each of whom is independent as defined by the Nasdaq rules. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements in accordance with generally accepted accounting principles. A copy of the Audit Committee Charter, which was first adopted by the Board of Directors on October 31, 2000, is attached to this Proxy Statement as Appendix B.

     The Audit Committee of the Board of Directors has:

        - reviewed and discussed the audited financial statements with Company management;

        - discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Accounting Standards 61; and

        - reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and has discussed with the PricewaterhouseCoopers LLP its independence.

     Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statement be included in the Company's 2000 Annual Report on Form 10-K.

FEES BILLED TO THE COMPANY BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL 2000

     Audit Fees: The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of the Company's fiscal year 2000 statements, and for the reviews of the financial statements included in the each of Company's Forms 10-Q were $135,000, and audit related expenses were an additional $3,153.

     Financial Information Systems Design and Implementation Fees:
PricewaterhouseCoopers did not bill for any professional services for financial information systems design or implementation for fiscal year 2000.

     All Other Fees: Aggregate fees billed for all other services rendered by PricewaterhouseCoopers, other than the services covered in the two previous paragraphs, for fiscal year 2000 are $91,136.

     The Audit Committee has considered whether the services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP and has concluded that the independence of PricewaterhouseCoopers LLP is maintained and is not compromised by the services provided.
                                          THE AUDIT COMMITTEE
                                                 James Harrison
                                                 Timothy Richardson
                                                 Joseph Rizzi

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

     The following graph sets forth the Company's total cumulative stockholder return compared to the Standard & Poor's 500 Index and the Standard & Poor's Semiconductor Index for the period from December 31, 1995 through December 31, 2000. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Standard & Poor's 500 Index and the stocks represented in the Standard & Poor's Semiconductor Index, respectively. Total return also assumes reinvestment of dividends; the Company has paid no dividends on its Common Stock. Historical stock price performance should not be relied upon as indicative of future stock price performance.

                               PERFORMANCE GRAPH
[PERFORMANCE GRAPH]

                                                                                                        ELECTRONICS(SEMICNDCTR)-
                                                    MICRO LINEAR CORP             S&P 500 INDEX                    500
                                                    -----------------             -------------         ------------------------
Dec 95                                                   100.00                      100.00                      100.00
Dec 96                                                    84.15                      122.96                      154.64
Dec 97                                                    76.83                      163.98                      166.40
Dec 98                                                    40.24                      210.85                      278.83
Dec 99                                                    83.53                      255.21                      437.44
Dec 00                                                    39.02                      231.98                      348.03

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of the copies of such reports received by it, or written representations from reporting persons, the Company believes that during the fiscal year ended December 31, 2000, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements, except for the following: some option grants to Insiders during the latter part of 2000 were not reported on Form 4. All unreported 2000 option grants to Insiders were reported in 2001 on Form 5, constituting a late filing.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

                                          THE BOARD OF DIRECTORS

San Jose, California
May 11, 2001

                                                                      APPENDIX A

                             1991 STOCK OPTION PLAN

                            MICRO LINEAR CORPORATION
                       (AS AMENDED THROUGH MAY 19, 1999)

     1. Purposes of the Plan. The purposes of this Stock Option Plan are:

     - to attract and retain the best available personnel for positions of substantial responsibility,

     - to provide additional incentive to Employees and Consultants, and

     - to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

          (f) "Common Stock" means the Common Stock of the Company.

          (g) "Company" means Micro Linear Corporation, a California corporation.

          (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          (i) "Continuous Status as an Employee or Consultant" means the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (j) "Director" means a member of the Board.

          (k) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and high asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o) "Fully Diluted Shares" means the number of Shares outstanding as of January 1 of each year assuming (i) conversion of all securities and other instruments convertible into Common Stock and (ii) exercise of all outstanding options, warrants, and other instruments exercisable for Common Stock or preferred stock of the Company.

          (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (r) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t) "Option" means a stock option granted pursuant to the Plan.

          (u) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (v) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

          (w) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (x) "Optionee" means an Employee or Consultant or who holds an outstanding Option or Stock Purchase Right.

          (y) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (z) "Plan" means this Micro Linear Corporation 1991 Stock Option Plan as amended from time to time.

          (aa) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

          (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,864,000 Shares of Common Stock plus an annual increase on each of January 1, 1998 and January 1, 1999 equal to the lesser of (i) 750,000 shares or (ii) 4% percent of the Fully Diluted Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or Stock Purchase Right, such Shares shall not become available for future grant under the Plan.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4. Administration of the Plan.

          (a) Procedure.

             (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

             (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

             (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

             (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

             (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

             (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

             (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

             (v) to approve forms of agreement for use under the Plan;

             (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), and any restriction or limitation, or any waiver of forfeiture restrictions regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option was granted;

             (viii) to construe and interpret the terms of the Plan;

             (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

             (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

             (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

             (xii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

             (xiii) to institute an Option Exchange Program;

             (xiv) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

             (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

     6. Limitations.

          (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

             (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which

             (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

             (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 250,000 Shares.

             (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13 hereof.

             (iii) If an Option or Stock Purchase Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 hereof, the canceled Option or Stock Purchase Right will be counted against the limit set forth in Section 6(c)(i) hereof. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

     7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9. Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

             (i) In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

             (i) cash,

             (ii) check,

             (iii) promissory note,

             (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised,

             (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,

             (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

             (vii) any combination of the foregoing methods of payment, or

             (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the

     Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          Notwithstanding the above, in the event of an Optionee's change in status from Consultant or Director to Employee or Employee or Director to Consultant, an Optionee's Continuous Status as a Director or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status from an Employee to a Consultant.

          (c) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11. Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) Other Provisions. The Restricted Stock Purchase March 25, 1997 Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Dissolution or Merger.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event the successor corporation does not assume or substitute the Options and Stock Purchase Rights, then the Administrator shall provide for the Optionee to fully vest in and have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If the Administrator makes an Option or Stock Purchase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Sections 162(m) and 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     16. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. Liability of Company.

          (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                                                      APPENDIX B
                                    CHARTER
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                               MICRO LINEAR CORP.

     The Audit Committee of the Board of Directors of the Company was established by the action of the Board in adopting the Bylaws of the Company. The provisions of the Bylaws set forth the basic responsibilities and board procedures for the Audit Committee. This Charter is intended to supplement the Bylaw provisions and to specify in more detail the membership and responsibilities of the Committee, as outlined below:

Membership

     The Audit Committee shall consist of not fewer than three nor more than five members of the Board of Directors. No member of the Committee shall be an active or retired employee of the Company, and all of them shall be independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with their independent judgment as a member of the Committee.

Responsibilities

     The Audit Committee serves as the representative of the Board for the general oversight of Company affairs in the area of financial accounting and reporting and the underlying internal controls as well as the financial aspects of the Company's funded benefit plans. Through its activities, the Committee will facilitate open communication among directors, the Company's independent accountants, its internal audit function, and corporate management.

     The Audit Committee will assist the Board in discharging its fiduciary responsibilities to shareholders, providing assurance as to the independence of the Company's outside accountants and the adequacy of disclosure to shareholders and to the public. Specifically, the Audit Committee will:

     1. Hold no less than three regularly scheduled meetings each year, normally in February, June and October, and other meetings from time to time as may be called pursuant to the Company's Bylaws. A majority shall constitute a quorum of the Audit Committee. A majority of the members in attendance shall decide any question brought before any meeting of the Committee.

     2. Recommend to the Board, annually, the appointment of a firm of independent public accountants as the Company's outside auditors.

     3. Review with representatives of the independent accountants:

        - The plan for and scope of its annual audit of the Company's financial statements

        - The results of the annual audit

        - Any recommendations with respect to internal controls and other financial matters, including any perceived weaknesses in the Company's internal controls, policies and procedures

        - Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company's financial statements

        - Review the Annual Report in detail with the outside auditors

     4. Review the extent of any services outside the audit area performed for the Company by its independent accountants.

     5. Review the fees proposed by the Company's independent accountants for their services.

     6. Review the work of the Company's internal audit department with the Internal Auditor, including management's responses to recommendations made and plans for future audit coverage.

     7. Review whether management has sought a second opinion regarding a significant accounting issue, and, if so, obtain the rationale for the particular accounting treatment chosen.

     8. Review compliance by officers and employees with the Company's policies on business ethics and public responsibility.

     9. Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

     10. Review the investment performance of the Retirement Plan, the Savings Plan and the Employee Stock Ownership Plan and recommend to the Board the appointment and replacement of investment managers.

     11. Meet privately from time to time with representatives of the independent accountants, the Internal Auditor and management.

              MICRO LINEAR CORPORATION PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

        The undersigned hereby appoints David L. Gellatly and Michael Schradle, jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock of Micro Linear Corporation, a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Marriott Hotel, 2700 Mission College Blvd., Santa Clara, CA, on August 9, 2001 at 10:00 a.m., local time, or any adjournment thereof. The proxies are being directed to vote as specified on the reverse side hereof, or, if no specification is made, FOR the election of directors, FOR the amendment of the company's 1991 Stock Option Plan, FOR the appointment of PricewaterhouseCoopers LLP as independent auditors and in accordance with their discretion on such other matters that may properly come before the meeting.

                THE DIRECTORS RECOMMEND A FOR VOTE ON EACH ITEM.

        (Continued and to be signed on reverse side.)

---------------------------FOLD AND DETACH HERE---------------------------------


Please mark your votes as this: [X]


(To withhold authority to vote for any individual nominee, strike that nominee's name below.)


1.      Election of Directors:


        Nominees:

        David L. Gellatly
        James J. Harrison
        William B. Pohlman
        Timothy A. Richardson
        Joseph D. Rizzi

[ ]     FOR all nominees listed (except as withheld)


[ ]     WITHHOLD AUTHORITY to vote for nominees listed


2. Proposal to amend the Company's 1991 Stock Option Plan to extend the expiration date of the plan to May 22, 2011.


[ ]     FOR


[ ]     AGAINST


[ ]     ABSTAIN


3. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the 2001 fiscal year:


[ ]     FOR


[ ]     AGAINST


[ ]     ABSTAIN


I plan to attend the Meeting:


[ ]     Yes


[ ]     No

                                                   Dated _________________, 2001

Signature(s):


Signature(s):


        (Signature(s) must be exactly as name(s) appear on this proxy. (If signing as attorney, executor, administrator, trustee, or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this Proxy.)